Page 64
                                                            Exhibit 10(iii)A(34)


                         SEVERANCE PROTECTION AGREEMENT



         THIS AGREEMENT made as of the _____ day of ____________,  19___, by and
between    National    Service    Industries,    Inc.   (the    "Company")   and
____________________ _________________(the "Executive").

         WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the possibility of a Change in Control (as hereinafter defined) exists and that the threat of or the occurrence of a Change in Control can result in significant distractions of its key management personnel because of the uncertainties inherent in such a situation;

         WHEREAS, the Board has determined that it is essential and in the best interest of the Company and its stockholders to retain the services of the Executive in the event of a threat or occurrence of a Change in Control and to ensure his continued dedication and efforts in such event without undue concern for his personal financial and employment security; and

         WHEREAS, in order to induce the Executive to remain in the employ of the Company (including its subsidiary corporations and partnerships), particularly in the event of a threat or the occurrence of a Change in Control, the Company desires to enter into this Agreement with the Executive to provide the Executive with certain benefits in the event his employment is terminated as a result of, or in connection with, a Change in Control and to provide the Executive with the Gross-Up Payment (as hereinafter defined) and certain other benefits whether or not the Executive's employment is terminated.

         NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

         1.       Term of Agreement.

                  (a) This Agreement shall commence as of ____________ __, 19___ and shall continue in effect until the earlier of ____________ __, 19___ or the Executive's termination of employment prior to a Change in Control; provided, however, that commencing on ____________ __, 19___ and on each ____________ __
thereafter,  the term of this Agreement shall  automatically be extended for one
(1) year unless either the Company or the Executive shall have given written notice to the other at least ninety (90) days prior thereto that the term of this Agreement shall not be so extended.

                  (b) Notwithstanding the foregoing, (1) the term of this Agreement shall not expire during a Threatened Change in Control Period or prior to the expiration of 24 months after the occurrence of a Change in Control and
(2) prior to a Change in Control  and other than during a  Threatened  Change in

                                                                         Page 65
                                                            Exhibit 10(iii)A(34)


Control Period, the term of this Agreement shall expire on the date the Executive ceases to serve as ______________, or in another capacity as an executive officer (as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "1934 Act") as in effect on the date hereof) of the Company unless such cessation was at the request of a Third Party or otherwise occurred in connection with, or in anticipation of, a Change in Control.

         2.       Definitions.

                  2.1 Cause. For purposes of this Agreement, a termination for "Cause" is a termination evidenced by a resolution adopted in good faith by two-thirds of the Board that the Executive (a) intentionally and continually failed to substantially perform his duties with the Company (other than a failure resulting from the Executive's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Executive specifying the manner in which the Executive has failed to substantially perform, or (b) intentionally engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however that no termination of the Executive's employment shall be for Cause as set forth in clause (b) above until (x) there shall have been delivered to the Executive a copy of a written notice setting forth that the Executive was guilty of the conduct set forth in clause (b) and specifying the particulars thereof in detail, and (y) the Executive shall have been provided an opportunity to be heard by the Board (with the assistance of the Executive's counsel if the Executive so desires). No act, nor failure to act, on the Executive's part, shall be considered "intentional" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by the Executive after a Notice of Termination is given by the Executive shall constitute Cause for purposes of this Agreement.

                  2.2 Change in Control. For purposes of this Agreement, a "Change in Control" shall mean any of the following events:

     (a) The acquisition (other than from the Company) by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the 1934 Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; or

     (b) The individuals who, as of ____________ __, 19___, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by

Page 66
                                                            Exhibit 10(iii)A(34)


a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; or

     (c)  Approval  by   stockholders   of  the  Company  of  (1)  a  merger  or
consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than seventy percent (70%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation, or (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to Section 2.2(a), solely because twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or
(ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition (hereinafter referred to as "Related Persons").

     (d) Notwithstanding anything contained in this Agreement to the contrary, if the Executive's employment is terminated prior to a Change in Control and the Executive reasonably demonstrates that such termination (1) was at the request of a Third Party (as hereinafter defined) or (2) otherwise occurred in connection with, or in anticipation of, a Change in Control (including, without limitation, during a Threatened Change in Control Period), then for all purposes of this Agreement, the date of a Change in Control shall mean the date immediately prior to the date of such termination of the Executive's employment.

                  2.3 Company. Each place in the Agreement where a reference to the "Company" appears that relates to the Executive's employment, termination of employment or performing services, including the definitions of "Cause" and "Good Reason", shall mean and include the Subsidiary which is the primary employer of the Executive. Further, in each place where the Agreement refers to a benefit plan or program, payment of compensation, compensation arrangement or other similar plan or program maintained by the Company, such reference shall include any plan, program or arrangement maintained or established by the Subsidiary. Notwithstanding the foregoing, the references in the definitions of "Change in Control," "Threatened Change in Control Period" and similar references to changes in ownership and control of the Company shall mean and refer to National Service Industries, Inc., a Delaware corporation.

                                                                         Page 67
                                                            Exhibit 10(iii)A(34)


                  2.4 Disability. For purposes of this Agreement, "Disability" shall mean a physical or mental infirmity which impairs the Executive's ability to substantially perform his duties under this Agreement for a period of one hundred eighty (180) consecutive days.

                  2.5 (a) Good Reason. For purposes of this Agreement, "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in Subsections (1) through (9) hereof:

     (1) a change in the Executive's status, title, position or responsibilities (including reporting responsibilities) which, in the Executive's reasonable judgment, represents an adverse change from his status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with his status, title, position or responsibilities; or any removal of the Executive from or failure to reappoint or reelect him to any of such offices or positions, except in connection with the termination of his employment for Disability, Cause, as a result of his death or by the Executive other than for Good Reason;

     (2) a reduction in the Executive's base salary or any failure to pay the Executive any compensation or benefits to which he is entitled within five days of the date due;

     (3) a failure to increase the Executive's base salary at least annually at a percentage of base salary no less than the average percentage increases (other than increases resulting from the Executive's promotion) granted to the Executive during the three full years ended prior to a Change in Control (or such lesser number of full years during which the Executive was employed);

     (4) the Company's requiring the Executive to be based at any place outside a 30-mile radius from Atlanta, Georgia, except for reasonably required travel on the Company's business which is not greater than such travel requirements prior to the Change in Control;

     (5) the failure by the Company to (A) continue in effect (without reduction in benefit level, and/or reward opportunities) any compensation or employee benefit plan in which the Executive was participating immediately prior to the Change in Control, including, but not limited to, the plans listed on the Appendix, unless a substitute or replacement plan has been implemented which provides substantially identical compensation or benefits to the Executive or
(B) provide the Executive with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other compensation or employee benefit plan, program and

Page 68
                                                            Exhibit 10(iii)A(34)


practice as in effect immediately prior to the Change in Control (or as in effect following the change in Control, if greater);

     (6) the insolvency or the filing (by any party, including the Company) of a petition for bankruptcy of the Company;

     (7) any material breach by the Company of any provision of this Agreement;

     (8) any purported termination of the Executive's employment for Cause by the Company which does not comply with the terms of Section 2.1; or

     (9) the failure of the Company to obtain an agreement, satisfactory to the Executive, from any successor or assign of the Company to assume and agree to perform this Agreement, as contemplated in Section 9 hereof.

     (b) Any event or condition described in Section 2.5(a) (1) through (9) which occurs prior to a Change in Control but which the Executive reasonably demonstrates (1) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control (a "Third Party"), or (2) otherwise arose in connection with or in anticipation of a Change in Control, shall constitute Good Reason for purposes of this Agreement notwithstanding that it occurred prior to the Change in Control.

     (c) The  Executive's  right to terminate  his  employment  pursuant to this
Section 2.4 shall not be affected by his incapacity due to physical or mental illness.

                  2.6 Threatened Change in Control. For purposes of this Agreement, a Threatened Change in Control shall mean the occurrence of any of the following events:

     (a) when the Company is aware of or is contemplating, a proposal (a "Proposal") for any Person other than a Related Person (1) to acquire five percent (5%) or more of the voting power of the Company's outstanding securities, or (2) to merge or consolidate with another entity, transfer or sell assets of the Company, or liquidate or dissolve the Company, in each case described in this clause (2) in a transaction that would constitute a Change in Control; or

     (b) any Person other than a Related Person,

     (1) acquires five percent (5%) or more of the voting power of the Company's outstanding securities, other than as a holder whose investment in the Company

                                                                         Page 69
                                                            Exhibit 10(iii)A(34)


is eligible to be reported on Schedule 13G pursuant to Rule 13d-l (b) (1) promulgated under the Exchange Act, or

     (2) initiates a tender or exchange offer to acquire such number of securities as would result in such Person holding twenty percent (20%) or more of the voting power of the Company's outstanding securities, or

     (3) solicits proxies for votes to elect members of the Board at a shareholders' meeting of the Company.

                  2.7 Threatened Change in Control Period. For purposes of this Agreement, a Threatened Change in Control Period shall mean the period commencing on the date that a Threatened Change in Control has occurred and ending upon:

     (a) the date the Proposal  referred to in Section 2.6(a) is abandoned;

     (b) the acquisition of five percent (5%) of the voting power of the Company's outstanding securities by the Person referred to in Section 2.6(a) (1) if such acquisition does not constitute a Threatened Change in Control under
Section 2.6 (b) (1);

     (c) the date when any Person described in Section 2.6(b), (1) shall own less than five percent (5%) of the voting power of the Company's outstanding securities, (2) shall have abandoned the tender or exchange offer, or (3) shall not have elected a member of the Board as the case may be; or

     (d) the date a Change in Control occurs.

         3.       Termination of Employment.

                  3.1 If, during the term of this Agreement, the Executive's employment with the Company shall be terminated within 24 months following a Change in Control, the Executive shall be entitled to the following compensation and benefits (in addition to any compensation and benefits provided for under any of the Company's employee benefit plans, policies and practices):

     (a) If the Executive's employment with the Company shall be terminated (1) by the Company for Cause or Disability, (2) by reason of the Executive's death, or (3) by the Executive other than for Good Reason or during the Window Period (as each term is hereinafter defined), the Company shall pay the Executive all amounts earned or accrued through the Termination Date but not paid as of the Termination Date, including (i) base salary, (ii) reimbursement for reasonable and necessary expenses incurred by the Executive on behalf of the Company during

Page 70
                                                            Exhibit 10(iii)A(34)


the period ending on the Termination Date, (iii) vacation pay, and (iv) sick leave (collectively, "Accrued Compensation"). In addition to the foregoing, if the Executive's employment is terminated by the Company for Disability or by reason of the Executive's death, the Company shall pay to the Executive or his beneficiaries an amount equal to the "Pro Rata Bonus" (as hereinafter defined). The "Pro Rata Bonus" is an amount equal to the Bonus Amount (as hereinafter defined) multiplied by a fraction the numerator of which is the number of days in such fiscal year through the Termination Date and the denominator of which is
365. The term "Bonus Amount" shall mean the greater of the (x) most recent annual bonus paid or payable to the Executive, or, if greater, the annual bonus paid or payable for the full fiscal year ended prior to the fiscal year during which a Change in Control occurred or (y) average of the annual bonuses paid or payable during the three full fiscal years ended prior to the Termination Date or, if greater, the three full fiscal years ended prior to the Change in Control (or, in each case, such lesser period for which annual bonuses were paid or payable to the Executive). Executive's entitlement to any other compensation or benefits shall be determined in accordance with the Company's employee benefit plans and other applicable programs and practices then in effect.

     (b) If the Executive's employment with the Company shall be terminated (other than by reason of death), (1) by the Company other than for Cause or Disability, (2) by the Executive for Good Reason, or (3) by the Executive for any reason within the 60-day period commencing on the first anniversary of the date of the occurrence of a Change in Control (the "Window Period"), the Executive shall be entitled to the following:

     (1) the Company shall pay the Executive all Accrued Compensation and a Pro-Rata Bonus;

     (2) the Company shall pay the Executive as severance pay and in lieu of any further compensation for periods subsequent to the Termination Date, in a single payment an amount (the "Severance Amount") in cash equal to two times the sum of
(A) the greater of the Executive's base salary in effect on the Termination Date or at any time during the 90-day period prior to the Change in Control ("Base Salary") and (B) the Bonus Amount. Notwithstanding the foregoing, if the Executive has attained at least age 63 on the Termination Date the Severance Amount to be paid under this Subsection (2) shall be the amount described in the preceding sentence multiplied by a fraction (which in no event shall be less than one-half) the numerator of which shall be the number of months (for this purpose any partial month shall be considered as a whole month) remaining until the Executive's 65th birthday (but in no event shall be less than 12) and the denominator of which shall be 24;

     (3) for a number of months equal to the lesser of (A) 24 or (B) the number of months remaining until the Executive's 65th birthday (the "Continuation Period"), the Company shall at its expense continue on behalf of the Executive

                                                                         Page 71
                                                            Exhibit 10(iii)A(34)


and his dependents and beneficiaries the life insurance, disability, medical, dental and hospitalization benefits provided (x) to the Executive at the time Notice of Termination is given, at any time during the 90-day period prior to the Change in Control or at any time thereafter, or (y) to other similarly situated executives who continue in the employ of the Company during the Continuation Period. The coverage and benefits (including deductibles and costs) provided in this Section 3.1(b) (3) during the Continuation Period shall be no less favorable to the Executive and his dependents and beneficiaries, than the most favorable of such coverages and benefits during any of the periods referred to in clauses (x) and (y) above. The Company's obligation hereunder with respect to the foregoing benefits shall be limited to the extent that the Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may reduce the coverage of any benefits it is required to provide the Executive hereunder as long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to the Executive than the coverages and benefits required to be provided hereunder. This Subsection (3) shall not be interpreted so as to limit any benefits to which the Executive or his dependents may be entitled under any of the Company's employee benefit plans, programs or practices following the Executive's termination of employment, including without limitation, retiree medical and life insurance benefits;

     (4) the Company shall pay in a single payment an amount in cash equal to the excess of (A) the Supplemental Retirement Benefit (as defined below) had (w) the Executive remained employed by the Company for an additional two complete years of credited service (or until his 65th birthday if earlier), (x) his annual compensation during such period been equal to his Base Salary and the Bonus Amount, (y) the Company and/or the Division made employer contributions to each defined contribution plan in which the Executive was a participant at the Termination Date (in an amount equal to the amount of such contribution for the plan year immediately preceding the Termination Date) and (z) he been fully (100%) vested in his benefit under each retirement plan in which the Executive was a participant, over (B) the lump sum actuarial equivalent of the aggregate retirement benefit the Executive is actually entitled to receive under such retirement plans. For purposes of this Subsection (4), the "Supplemental
Retirement Benefit" shall mean the lump sum actuarial equivalent of the aggregate retirement benefit the Executive would have been entitled to receive under the Company's supplemental and other retirement plans including, but not limited to, the NSI Pension Plan C ("Pension Plan C"); provided, however, if the Executive has attained at least age 50 and has been employed by the Company for at least 15 years as of the Termination Date the calculation of the Supplemental Retirement Benefit shall be made pursuant to the early retirement provisions under Pension Plan C without regard to the Executive's attained age or years of credited service (as defined therein). For purposes of this Subsection (4), the "actuarial equivalent" shall be determined in accordance with the actuarial assumptions used for the calculation of benefits under Pension Plan C as applied

Page 72
                                                            Exhibit 10(iii)A(34)


prior to the Termination Date in accordance with such plan's past practices; and

     (5) (A) the restrictions on any outstanding incentive awards (including restricted stock) granted to the Executive under the Long-Term Incentive Program (the "Program") or under any other incentive plan or arrangement shall lapse and such incentive award shall become one hundred percent (100%) vested, all stock options and stock appreciation rights granted to the Executive shall become immediately exercisable and shall become 100% vested, and all Performance Units granted to the Executive shall become 100% vested and (B) the Executive shall have the right to require the Company to purchase, for cash, any shares of unrestricted stock or shares purchased upon exercise of any options, at a price equal to the fair market value of such shares on the date of purchase by the Company.

     (c) The amounts provided for in Sections 3.1(a) and 3.1(b)(1), (2), (4) and
(5) shall be paid within five (5) days after the Executive's Termination Date.

     (d) The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive in any subsequent employment except as provided in Section 3.1(b)(3).

                  3.3 The severance pay and benefits provided for in Sections 3.1(a) and 3.1(b)(1) and (2) shall be in lieu of any other severance pay to which the Executive may be entitled under any Company severance plan, program or arrangement.

         4. Notice of Termination. During a Threatened Change in Control Period and following a Change in Control, any purported termination by the Company or by the Executive shall be communicated by written Notice of Termination to the other. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which indicates the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination shall be effective without such Notice of Termination.

         5. Termination Date. "Termination Date" shall mean in the case of the Executive's death, his date of death, and in all other cases, the date specified in the Notice of Termination subject to the following:

                  (a) If the Executive's employment is terminated by the Company for Cause or due to Disability, the date specified in the Notice of Termination

                                                                         Page 73
                                                            Exhibit 10(iii)A(34)


shall be at least thirty (30) days from the date the Notice of Termination is given to the Executive, provided that in the case of Disability the Executive shall not have returned to the full-time performance of his duties during such period of at least 30 days; and

                  (b) If the Executive's employment is terminated for Good Reason, the date specified in the Notice of Termination shall not be more than sixty (60) days from the date the Notice of Termination is given to the Company.

         6.       Excise Tax Payments.

                  (a) Notwithstanding anything contained in this Agreement to the contrary and without regard to whether the Executive's employment with the Company has terminated, in the event that any payment or benefit (within the meaning of Section 28OG(b) (2) of the Internal Revenue Code of 1986, as amended (the "Code"), to the Executive or for his benefit, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in connection with, or arising out of, his employment with the Company or a change in ownership or effective control of the Company or of a substantial portion of its assets (a "Payment" or "Payments"), would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes and the Excise Tax), including any Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) An initial determination as to whether a Gross-Up Payment is required pursuant to this Section 6 and the amount of such Gross-Up Payment shall be made by an accounting firm selected by the Company and reasonably acceptable to the Executive which is designated one of the five largest accounting firms in the United States (the "Accounting Firm"). The Accounting
Firm shall provide its determination (the "Determination"), together with detailed supporting calculations and documentation to the Company and the Executive within five days of the Termination Date if applicable, or such other time as requested by the Company or by the Executive (provided the Executive reasonably believes that any of the Payments may be subject to the Excise Tax) and if the Accounting Firm determines that no Excise Tax is payable by the Executive with respect to a Payment or Payments, it shall furnish the Executive with an opinion reasonably acceptable to the Executive that no Excise Tax will be imposed with respect to any such Payment or Payments. Within five days of the delivery of the Determination to the Executive, the Executive shall have the right to dispute the Determination (the "Dispute). The Gross-Up Payment, if any, as determined pursuant to this Section 6(b) shall be paid by the Company to the

Page 74
                                                            Exhibit 10(iii)A(34)


Executive within five days of the receipt of the Accounting Firm's determination. The existence of the Dispute shall not in any way affect the right of the Executive to receive the Gross-Up Payment in accordance with the Determination. If there is no Dispute, the Determination shall be binding, final and conclusive upon the Company and the Executive subject to the application of
Section 6(c).

                  (c) As a result of the uncertainty in the application of Sections 4999 and 28OG of the Code, it is possible that a Gross-Up Payment (or a portion thereof) will be paid which should not have been paid (an "Excess Payment") or a Gross-Up Payment (or a portion thereof) which should have been paid will not have been paid (an "Underpayment"). An Underpayment shall be deemed to have occurred (1) upon notice (formal or informal) to the Executive from any governmental taxing authority that the tax liability of the Executive (whether in respect of the then current taxable year of the Executive or in respect of any prior taxable year of the Executive) may be increased by reason of the imposition of the Excise Tax on a Payment or Payments with respect to which the Company has failed to make a sufficient Gross-Up Payment, (2) upon a determination by a court, (3) by reason of determination by the Company (which shall include the position taken by the Company, or together with its consolidated group, on its federal income tax return) or (4) upon the resolution to the satisfaction of the Executive of the Dispute. If an Underpayment occurs, the Executive shall promptly notify the Company and the Company shall pay to the Executive at least five days prior to the date on which the applicable government taxing authority has requested payment, an additional Gross-Up Payment equal to the amount of the Underpayment plus any interest and penalties (other than interest and penalties imposed by reason of a failure to file timely a tax return or pay taxes shown due on a return) imposed on the Underpayment. An Excess Payment shall be deemed to have occurred upon a "Final Determination" (as hereinafter defined) that the Excise Tax shall not be imposed upon a Payment or Payments with respect to which the Executive had previously received a Gross-Up Payment. A Final Determination shall be deemed to have occurred when the Executive has received from the applicable government taxing authority a refund of taxes or other reduction in his tax liability by reason of the Excess Payment and upon either (i) the date a determination is made by, or an agreement is entered into with, the applicable governmental taxable authority which finally and conclusively binds the Executive and such taxing authority, or in the event that a claim is brought before a court of competent jurisdiction, the date upon which a final determination has been made by such court and either all appeals have been taken and finally resolved or the time for all appeals has expired or
(ii) the statute of limitations with respect to the Executive's applicable tax return has expired. If an Excess Payment is determined to have been made, the amount of the Excess Payment shall be treated as a loan by the Company to the Executive and the Executive shall pay to the Company on demand (but not less than 10 days after the determination of such Excess Payment) the amount of the

                                                                         Page 75
                                                            Exhibit 10(iii)A(34)


Excess Payment plus interest at an annual rate equal to the rate provided for in
Section 1274(b)(2)(B) of the Code from the date the Gross-Up Payment (to which the Excess Payment relates) was paid to the Executive until the date of repayment to the Company.

                  (d) Notwithstanding anything contained in this Agreement to the contrary, in the event that, according to the Determination, an Excise Tax will be imposed on any Payment or Payments, the Company shall pay to the applicable government taxing authorities as Excise Tax withholding, the amount of the Excise Tax that the Company has actually withheld from the Payment or Payments.

         7. Unauthorized Disclosure. During the period that the Executive is actively employed by the Company, the Executive shall not make any Unauthorized Disclosure. For purposes of this Agreement, "Unauthorized Disclosure" shall mean disclosure by the Executive without the consent of the Board (other than pursuant to a court order) to any person, other than an employee or director of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of the Company or as may be legally required, of any material confidential information obtained by the Executive while in the employ of the Company (including any material confidential information with respect to any of the Company's customers or methods of distribution) the disclosure of which is demonstrably and materially injurious to the Company; provided, however, that such term shall not include the use or disclosure by the Executive, without consent, of any information known generally to the public (other than as a result of disclosure by him in violation of this Section 7) or any information not otherwise considered confidential and material by a reasonable person engaged in the same business as that conducted by the Company; provided further, however, that any breach of this Section 7 shall in no event subject the Executive to damages (including costs, fees and expenses incurred by the Company) in excess of $10,000 in the aggregate.

         8. Non-Compete. During the period that the Executive is actively employed by the Company, the Executive shall not directly or indirectly, own, manage, operate, control, consult with, or be connected as an officer, employee, agent, partner, director or consultant with, or have any financial interest in, or assist anyone in the conduct of, any business which directly competes with the businesses of the Company in the State of Georgia. Notwithstanding the foregoing, the Executive shall not be in violation of the preceding sentence due to ownership (directly or indirectly) by the Executive of not more than five percent (5%) of the issued and outstanding class of securities of a corporation whose securities are publicly traded.

         9.       Successors; Binding Agreement.

                  (a) This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and the Company shall

Page 76
                                                            Exhibit 10(iii)A(34)


require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term "the Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

                  (b) Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

         10. Fees and Expenses. The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive as they become due as a result of (a) the Executive's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment), (b) the Executive seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Company under which the Executive is or may be entitled to receive benefits, or (c) the Executive's hearing before the Board as contemplated in Section 2.1 of this Agreement; provided, however, that the circumstances set forth in clauses (a) and (b) (other than as a result of the Executive's termination of employment under circumstances described in
Section 2.2(d)) occurred on or after a Change in Control.

         11. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of
Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

         12. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its subsidiaries and for which the Executive may qualify, nor shall anything herein limit or reduce such rights as the Executive may have under any other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits

                                                                         Page 77
                                                            Exhibit 10(iii)A(34)


or which the Executive is otherwise entitled to receive under any plan or program of the Company or any of its subsidiaries shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

         13. Settlement of Claims. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or others.

         14. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

         15. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia without giving effect to the conflict of law principles thereof. Any action brought by any party to this Agreement shall be brought and maintained in a court of competent jurisdiction in Fulton County in the State of Georgia.

         16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         17. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Executive has executed this Agreement as of the day and year first above written.

Page 78
                                                            Exhibit 10(iii)A(34)






ATTEST:                                     NATIONAL SERVICE INDUSTRIES, INC.



___________________________                 By: ________________________________
Secretary                                       James S. Balloun
                                                Chairman of the Board
                                                And Chief Executive Officer






                                                --------------------------------
                                                ---------------




In consideration of the Executive's performing valuable services for the Subsidiary, the undersigned Subsidiary does hereby agree to the terms and conditions of the Agreement and does hereby guarantee the payment and performance of all the Company's obligations and responsibilities under the Agreement.


This ___ day of ________, 1999.


                                            SUBSIDIARY:

                                            -----------------------------------



                                            By: ________________________________

                                                                         Page 79
                                                            Exhibit 10(iii)A(34)


                                    APPENDIX


                     Executives' Deferred Compensation Plan

                   Supplemental Retirement Plan for Executives

                      Long-Term Achievement Incentive Plan

                                 Pension Plan C

          National Service Industries, Inc. Retirement and 401(k) Plan